SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant _
Check the appropriate box:
_ Preliminary Proxy Statement _ Confidential, for Use of
X Definitive Proxy Statement the Commission Only
  (as _ Definitive Additional Materials permitted by Rule 14a-6(e)(2)) _ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Medical Management Systems, Inc.
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

X No fee required.

_ Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

_ Fee paid previously with preliminary materials:

_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration no.:
(3) Filing Party:
(4) Date Filed:

                        MEDICAL MANAGEMENT SYSTEMS, INC.
                            c/o Bookdigital.com, Inc.
                             65 Broadway - 5th Floor
                            New York, New York 10006
                                 (212) 430-6380


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 26, 2000

         PLEASE TAKE NOTICE THAT a Special Meeting of Shareholders ("Special Meeting") of Medical Management Systems, Inc. (the "Company") will be held at the New York Marriott World Trade Center located at 3 World Trade Center, New York, New York 10048 on Wednesday, July 26, 2000 at 10:00 A.M., Eastern Standard Time, for the following purposes, all of which are more completely described in the accompanying Proxy Statement:


* to vote on a proposal to reincorporate the Company by changing the state of incorporation from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged with and into Dominix, Inc., a Delaware corporation, which is a wholly-owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which will be the surviving corporation; and

* to transact such other business as may properly come before the Special Meeting or any postponements or adjournment thereof;

management is not aware of any other such business which may come before the meeting.

         The Board of Directors has fixed June 20, 2000 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.

         You are cordially invited to attend the Special Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and promptly return the enclosed proxy in the envelope provided. If you attend the Special Meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you, in writing or in person, at any time prior to the exercise thereof.

By Order of the Board of Directors

Ray Vahab, Chairman


June 26, 2000

                        MEDICAL MANAGEMENT SYSTEMS, INC.
                            c/o Bookdigital.com, Inc.
                             65 Broadway - 5th Floor
                            New York, New York 10006
                                 (212) 430-6380


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
July 26, 2000

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Medical Management Systems, Inc., a Colorado corporation (the "Company"), of proxies from the holders (the "Shareholders") of the Company's authorized, issued and outstanding shares of common stock, without par value (the "Common Stock"), to be exercised at a Special Meeting of Shareholders to be held on Wednesday, July 26, 2000, at the New York Marriott World Trade Center located at 3 World Trade Center, New York, New York 10048, at 10:00 A.M., Eastern Standard Time, and at any adjournment(s) or postponement(s) of such meeting (the "Special Meeting"), for the following purposes:


* to vote on a proposal to reincorporate (the "Reincorporation") the Company by changing the state of incorporation from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged with and into Dominix, Inc., a Delaware corporation ("Dominix"), which is a wholly-owned subsidiary of the Company formed specifically for the purpose of the Reincorporation and which will be the surviving corporation (the "Reincorporation Proposal"); and

* to transact such other business as may be properly brought before the Special Meeting and any postponements or adjournments thereof;

management is not aware of any other such business which may come before the Special Meeting.


         Shareholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to the Shareholders on or about June 28, 2000.

SHARES OUTSTANDING, RECORDHOLDERS AND RECORD DATE. Only the holders of record of the shares of Common Stock at the close of business on June 20, 2000 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. There were 245 record holders of the Common Stock as of the Record Date. As at the close of business on the Record Date, 3,765,657 shares of Common Stock were outstanding, each of which is entitled to cast one vote.


VOTING RIGHTS AND QUORUM. The presence at the Special Meeting of Shareholders, in person or by proxy, entitled to cast a majority of all the votes entitled to be cast at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Approval of the

Reincorporation Proposal will require the affirmative vote of the holders of a majority of the Company's outstanding Common Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.

GRANTING OF PROXIES. Shares of Common Stock represented by properly executed proxies, if such proxies are timely received and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted: (i) "FOR" the Reincorporation Proposal, (ii) in the discretion of the proxy holder as to any other matter which may properly come before the Special Meeting. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. A Shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Special Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Medical Management Systems, Inc., c/o Bookdigital.com, Inc., 65 Broadway - 5th Floor, New York, New York 10006
Attention: Ray Vahab.

PROXY SOLICITATION. The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Common Stock.

APPRAISAL RIGHTS. Under the Colorado Business Corporation Act ("CBCA"), Shareholders will not be entitled to dissenters' rights of appraisal with respect to the reincorporation proposal.


OTHER MATTERS. At June 20, 2000, directors and executive officers of the Company and their affiliates beneficially owned 1,933,992 shares of Common Stock, or 51.3% of the total shares outstanding on such date. It is anticipated that all of such shares will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. Under the CBCA, only the purposes specified in the Notice of Special Meeting of Shareholders may be considered at the Special Meeting.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT


         The following table sets forth information, as of June 20, 2000, with respect to directors, named executive officers of the Company and each person who is known by the Company to own beneficially more than 5% of the Common Stock, and with respect to shares owned beneficially by all directors and executive officers of the Company as a group. The address for all directors and executive officers of the Company is 65 Broadway--5th floor, New York, New York 10006.

Name and                        Amount and Nature of
Address of                      Beneficial                     Percent of
Beneficial Owner                Ownership (1)                  Class
----------------                -------------                  -----
Ray Vahab                             783,316 (2)              17.9%
c/o Bookdigital.com, Inc.
65 Broadway - 5th Floor
New York, New York 10006


Zahra S. Yamini                     1,773,336 (3)              47.1%
321 Floor St. West
Toronto, Ontario
M55155, Canada

Homework 911.com, Inc.                965,123                  25.6%
1675 Broadway
New York, New York 10019


All officers and directors
as a group (2 persons)              2,556,652 (2) (3)          58.3%

(1) Beneficial ownership of the Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.

(2) These shares are owned by the Ray Vahab Trust. Includes 622,660 shares subject to an option, exercisable at $.0001 per share.

(3) Zahra S. Yamani, is the sole officer and director of Knightsbridge Capital, Inc., as well as its controlling shareholder. 1,262,754 of Ms. Yamani's shares are held by Knightsbridge.

                            REINCORPORATION PROPOSAL

         The Board of Directors believes that the best interests of the Company and the Shareholders will be served by changing the Company's state of incorporation from Colorado to Delaware. As discussed below, the principal reasons for Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified Directors. The Company believes that its Shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the Shareholders in the event of an unsolicited takeover attempt, the proposed Certificate of Incorporation (the "Delaware Certificate of Incorporation") and Bylaws for Dominix are substantially similar to the Company's current Articles of Incorporation and Bylaws, with the exception that the Delaware Certificate of Incorporation changes the par value of the common stock to $0.0001 from no par value, and certain other alterations due to differences in Delaware and Colorado law. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

         Management is effecting a name change in connection with the reincorporation because the Company's present operating subsidiary is Bookdigital.com, Inc. and the Company is actively seeking other acquisitions. While there are several prospects with which the Company has had preliminary discussions, the Company has not entered any definitive agreements and can give no assurance that it will do so. However, the Company does not anticipate making any acquisitions in the medical management field. Management believes that the Company's name should be generic and reflect its intention to be a holding company for enterprises operating in either web commerce or other communications related fields.


         The Reincorporation will be effected by merging the Company with and into Dominix, Inc., a Delaware corporation ("Dominix"). Upon completion of the Reincorporation, the Company will cease to exist in accordance with the CBCA and Dominix will operate the business of the Company under the name, Bookdigital, Inc. Pursuant to the Plan and Agreement of Merger between the Company and Dominix (the "Merger Agreement"), each outstanding share of Common Stock will automatically be converted into one share of Dominix common stock, par value $0.001 per share. It is expected that the Reincorporation will be effective as of 5:01 p.m., Eastern Time, on the Effective Date. Dominix will assume and continue the outstanding stock options and all other employee benefit plans of the Company. Each outstanding and unexercised option or other right to purchase shares of Common Stock will become an option or right to purchase the same number of shares of Dominix Common Stock, subject to adjustment for the Reverse Stock Split, on the same terms and conditions and at the same exercise price applicable to any such option or stock purchase right as of the Effective Date. It is expected that the common stock of Dominix will be listed on Over the Counter Bulletin Board and that it will trade under a symbol related to such name.


         Shareholders will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of Colorado and Delaware-- Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate of Incorporation and the Bylaws of Dominix, copies of which are attached hereto as Annexes I, II, and III, respectively.

PRINCIPAL REASONS FOR THE REINCORPORATION. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Board of Directors believes that Shareholders will benefit from the responsiveness of the Delaware General Corporation Law (the "DGCL").

         For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Both the CBCA and the DGCL permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, the DGCL provides greater protection to directors than the CBCA and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado case law.

         There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. The Company believes that the Shareholders will benefit from the well-established principles of corporate governance that the DGCL affords.

         NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY. The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The Directors of the Company will become the Directors of Dominix. Dominix will assume all of the Company's employee benefit plans. All stock options, warrants or other rights to acquire Common Stock will automatically be converted into an option or right to purchase the same number of shares of Dominix common stock at the same price per share, upon the same terms, and subject to the same conditions. The Company's other employee benefit arrangements will also be continued by Dominix upon the terms and subject to the conditions currently in effect.

ANTI-TAKEOVER IMPLICATIONS. Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its certificate of incorporation or bylaws or otherwise, which measures are designed to reduce the corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

         Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the DGCL, from which Dominix will not opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Shareholder Approval of Certain Business Combinations." Certain measures permitted under the DGCL, which the Company does not presently intend to implement, include the ability to establish a staggered Board of Directors and to eliminate the right of stockholders controlling at least 10% of the voting shares to call a special meeting of stockholders. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under the CBCA in certain circumstances. For a detailed discussion of certain of the changes that will be implemented as part of the Reincorporation Proposal, see "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation." For a more complete discussion of differences between the corporate laws of Colorado and Delaware, see "Significant Differences Between the CBCA and the DGCL."

         In addition, while both the CBCA and the DGCL permit a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Reincorporation to amend the Delaware Certificate of Incorporation or Bylaws to include provisions, which might deter an unsolicited takeover attempt; however, in the discharge of its fiduciary obligations to the Shareholders, the Board of Directors will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board of Directors' ability to negotiate with an unsolicited bidder.

         SIGNIFICANT DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION AND THE DELAWARE CERTIFICATE OF INCORPORATION. The Board of Directors believes that the following summary of the significant differences between the Company's Articles of Incorporation and the Delaware Certificate of Incorporation is a fair one, it should be understood that it is merely a summary, does not purport to be complete and is qualified in its entirety by reference to the Company's Articles of Incorporation and the Delaware Certificate of
Incorporation:

Change in Par Value. The Articles of Incorporation currently authorize the Company to issue up to 40,000,000 shares of Common Stock, without par value, and 10,000,000 shares of Preferred Stock, no par value with such designations, rights, privileges and limitations as may be determined by the Company's Board of Directors. The Delaware Certificate of Incorporation provides that Dominix will have 20,000,000 authorized shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $.0001 per share, with such designations, rights, privileges and limitations as may be determined by the Company's Board of Directors.

Preferred Stock. Like the Articles of Incorporation, the Delaware Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without Shareholder approval, could authorize the issuance of preferred stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Common Stock under either Colorado or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

Monetary Liability of Directors. The Articles of Incorporation and the Delaware Certificate of Incorporation both provide for the elimination of personal monetary liability of directors under certain circumstances. The provision eliminating monetary liability of directors set forth in the Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability, and the latter limits indemnification where the indemnified party is adjudged liable for his or her own negligence or misconduct in the performance of his or her duty. For a more detailed explanation of the foregoing, see "Significant Differences Between the CBCA and DGCL--Indemnification and Limitation of Liability."

Size of the Board of Directors. The Articles of Incorporation provide for a Board of Directors consisting of such number of directors as a re fixed in the Bylaws. The Bylaws which establishes the number of directors presently provides for a Board of not less than three nor more than eight. There is currently one vacancy on the Board of Directors. The Delaware Certificate of Incorporation provides that the Bylaws will establish the number of directors, which is initially fixed at two. Under the CBCA, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Delaware Certificate of

Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, or repeal the Bylaws. Following the Reincorporation, the Board of Directors could amend the Bylaws to change the size of the Board of Directors from two Directors without further stockholder approval.

Power to Call Special Stockholders' Meetings. Under the CBCA, a special meeting of Stockholders may be called by the board of directors, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Bylaws of the Company, or by resolution. The Bylaws of the Company, however, do not specifically allow for 10% shareholders to call a special meeting. Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Dominix authorize the chairman of the board or president or by the president or secretary at the written request of the holders of not less than 10% of the shares entitled to vote to call a special meeting of stockholders. Therefore, no substantive change is contemplated in this provision, although the Board of Directors could in the future amend the Bylaws of Dominix without stockholder approval.

Filling Vacancies on the Board of Directors. Under the CBCA, any vacancy on the board of directors other than one created by removal of a director elected by a voting group of shareholders may be filled by the board or the shareholders. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director elected by a voting group of shareholders may be filled by the board or by the affirmative vote of a majority of the remaining directors elected by such voting group of shareholders, unless the articles of incorporation provide otherwise. Subject to any contrary provision in the articles of incorporation, such vacancy may also be filled by the affirmative vote of stockholders belonging to such voting group. There is no contrary provision in the Articles of Incorporation. Under the DGCL, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Dominix provide that any vacancy may be filled by majority of the directors then in office, though less than a quorum, or a sole remaining director.

Loans to Officers and Employees. Under the CBCA, any loan or guaranty to or for the benefit of a director of the corporation as a "conflicting interest transaction" requires either: (i) approval of the majority of disinterested directors after disclosure of material facts, (ii) approval of the shareholders after disclosure of material facts, or (iii) that it be fair as to the corporation. Pursuant to the Bylaws of Dominix and in accordance with the DGCL, Dominix may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

Voting by Ballot. The Bylaws of the Company provide, consistent with the CBCA, that the election of Directors at a shareholders' meeting shall be by ballot. Under Dominix's Bylaws, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Delaware Certificate of Incorporation does not provide that elections of directors need not be by ballot. There will be no change effected by the reincorporation.

Compliance with the DGCL and the CBCA. Following the Special Meeting, if the Reincorporation Proposal is approved by the Shareholders, the Company will submit the Articles of Merger to the office of the Secretary of State of the State of Colorado and the Certificate of Merger to the office of the Secretary of State of the State of Delaware for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CBCA AND THE DGCL.

         The CBCA and the DGCL differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which may materially affect the rights of the Shareholders, are as follows:

Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant Shareholders, more difficult. Under Section 203 of the DGCL certain "business combinations" with "interested Stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to 10% or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

         The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder, (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 662/3% of the outstanding voting stock not owned by the interested stockholder. Section 203 only applies to corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on Nasdaq or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Dominix will not so elect. If, in the future, Dominix were to become subject to it, Section 203 will encourage any potential acquirer to negotiate with the Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Dominix in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Dominix will confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Dominix's securities over the then-current market price.
Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions. See "Stockholder Voting" herein. Removal of Directors. Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a voting group can only be removed by that voting group. Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. The Delaware Certificate of Incorporation and Bylaws of Dominix do not provide for a classified Board of Directors or for cumulative voting.

Staggered Board of Directors. A staggered or classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. The CBCA permits a corporation to provide for a staggered board of directors by allowing for either all, or one-half or one-third of the board to be elected annually. Although the Company qualifies to adopt a classified board of directors, the Board of Directors has no present intention of doing so. The DGCL permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Dominix's Delaware Certificate of Incorporation and Bylaws do not provide for a classified board of directors and Dominix does not intend to propose establishment of a classified board of directors. The establishment of a classified board of directors following the Reincorporation would require the approval of the stockholders of Dominix.

Indemnification and Limitation of Liability. Both the CBCA and the DGCL have similar provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. The Articles of Incorporation eliminate the liability of the Board of Directors to the fullest extent permissible under the CBCA. The CBCA does not permit the elimination of monetary liability for breach of fiduciary duty as a director where such liability is based on (i) breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) unlawful distributions, (iv) any transaction from which the director directly or indirectly derived an improper personal benefit, or (v) any act or omission occurring before the provision eliminating liability became effective. The Delaware Certificate of Incorporation also eliminates the liability of Directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. The limitations imposed on such a provision under the DGCL are substantially similar to the limitations imposed by the CBCA.

         The CBCA permits indemnification of a person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if (i) the person conducted himself or herself in good faith and (ii) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in the all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

         Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the court deciding the proceeding must make the special determination that the director is entitled to indemnification of expenses notwithstanding such adverse adjudication because such person is fairly and reasonable so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances.

         Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors.

         Under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. Though, under the CBCA, this mandatory indemnification may be limited by the articles of incorporation, the Articles of Incorporation contain no such limitation. Also, under the DGCL, this mandatory indemnification is extended to persons made party to a proceeding because such person was an officer, employee or agent of the corporation; under the CBCA, the mandatory indemnification of expenses, as may be further limited by the articles of incorporation, is only extended to officers of the corporation.

         Under the DGCL, the corporation may advance the expenses incurred by a director in connection with proceedings prior to a final adjudication if the director executes an undertaking to repay such amounts if it is ultimately determined that the director is not entitled to indemnification. The board of directors may set other terms and conditions for the advance of expenses on behalf of employees and agents. Dominix has no present intention to limit such advances. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

         Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" is made by the affirmative vote a majority of directors not party to the subject proceeding, by independent legal counsel, or by the shareholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached; the DGCL does not require a quorum of non-party directors. Under the CBCA, the determination is made by stockholders only if the board directs, or cannot approve because of a lack of non-party directors; there is no such limitation on stockholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

         The DGCL and CBCA both authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

         Under the CBCA, a corporation can indemnify officers, employees, fiduciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or board of director or stockholder resolution, or by contract, though the Company does not provide such greater indemnification. The CBCA does not provide for extended indemnification of directors. By contrast, under the DGCL, a director's rights to indemnification are not limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

Reduction of Capital. The DGCL provides that a corporation may reduce its capital in a variety of specified methods, including: by reducing or eliminating the capital represented by shares of capital stock which had been retired; by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock; by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or by transferring to surplus
(i) some or all of the capital not represented by any particular class of its capital stock, (ii) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares, or (iii) some of the capital represented by the issued shares of its capital stock without par value. The foregoing may be conducted without the approval of the corporation's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA, contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the DGCL statute in that concepts such as "capital" and "surplus" are not addressed under the CBCA statute. Management believes that the effect of this difference is not material to the rights of the Shareholders.

Dividends and Repurchases of Shares. The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under the DGCL. Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, it the corporation were to be dissolved at the time of the distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

         The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Stockholder Voting. Under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a majority of the stockholders of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL. Also, under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies, which have more than one class of shares outstanding.

Interested Director Transactions. Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guaranty benefiting a director unless the stockholders have been given at least ten days written notice. The Company is not aware of any plans of the Board of Directors to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

Stockholder Derivative Suits. The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff shareholder to furnish a security bond if the shareholder holds less than 5% of the outstanding shares of any class and such shares have a market value of less than $25,000. The DGCL does not have a similar bonding requirement.

Appraisal Rights. Under both the CBCA and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Appraisal rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, appraisal rights are also available to a shareholder in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL), (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the shareholders is otherwise require, and (iii) a reverse stock split if the split reduces the number of shares owned by the shareholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA. In addition, there are differences in the timing of payments made to dissenting shareholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a shareholder's point of view. Under both the DGCL and the CBCA, stockholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within ten days. Other procedural differences between the CBCA and the DGCL may be viewed as more favorable to a dissenting stockholder.

         Under the DGCL, a dissenting stockholder has 120 days to obtain from the corporation a settlement of the fair value of his or her shares. If no settlement is reached at that time, the stockholder may petition the Delaware Court of Chancery to determine the fair value of the shares, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined. The court costs will be allocated among the corporation and dissenting stockholders, as equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

         In contrast, under the CBCA, a dissenting shareholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting shareholder is dissatisfied with this offer, such dissenting stockholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting shareholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only among the class of dissenters as under the DGCL law, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights. In addition, the CBCA is not well developed in the context of valuing dissenter's shares. Thus, the fair value of dissenter's shares assigned by a court interpreting the CBCA could differ significantly (and could be significantly lower) from the value assigned by a Delaware court. The procedure under the CBCA will likely ensure that dissenters receive at least some value from the corporation for their shares at an earlier date.

         The Company believes that transactions in which the Company most likely would be involved would involve other public companies, in which case dissenter's rights would not be applicable under either the CBCA or the DGCL. The Company does not presently intend to take any action, which would give rise to dissenter's rights. However, should such a transaction occur, the provisions under the CBCA may be viewed more favorable to a shareholder than the provisions under the DGCL.

Dissolution. Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the shareholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of shareholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a shareholder upon a showing that (i) the directors are deadlocked in management, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent, (iii) the shareholder have been deadlocked over two annual meetings in the election of directors, or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state. Under the DGCL, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board- initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Delaware Certificate of Incorporation contains no such supermajority voting requirement; however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Dominix that had previously been approved by its Board of Directors. The DGCL provides for dissolution by operation of law for abuse, misuse or non-use of its corporate powers, privileges or franchises.

Action by Consent. Under the CBCA, unless the articles of incorporation require that a particular action is taken at a meeting of shareholders, any action to be taken by shareholders may be taken instead by the unanimous written consent of all shareholders entitled to vote thereon. Under the DGCL, action in lieu of a meeting is also allowed. However, under the DGCL law, the action may be taken by the written consent of only those stockholders required to vote in favor of the action. Those stockholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt written notice of the action taken.

Special Meetings. The DGCL provides that a special meeting of the stockholders may be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting. Stockholders, under the DGCL, do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. Dominix's bylaws allow special meetings to be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting.

Other. The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of Colorado, as opposed to Delaware, corporations. Such differences can be determined in full by reference to the CBCA and the DGCL. In addition, both the CBCA and the DGCL provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles of incorporation or bylaws of a corporation. The Articles of Incorporation and Bylaws of the Company and the Delaware Certificate of Incorporation and Bylaws of Dominix materially modify the rights of shareholders which are generally provided under the CBCA and the DGCL in the areas of cumulative voting and preemptive rights of shareholders, required shareholder vote on certain matters and indemnification obligations of a corporation to its directors, officers and agents, and the material differences in that regard between them have been described above. See "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation."

CONDITIONS TO EFFECTIVENESS OF THE REINCORPORATION.

         The effectiveness of the Reincorporation is subject to (i) receipt of the consents of lenders, lessors and other persons deemed necessary by the officers of the Company to permit the Reincorporation, and (ii) approval of the Reincorporation Proposal by the requisite number of the Shareholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

         The following is a summary of the material anticipated federal income tax consequences of the Reincorporation to Shareholders. This summary is based on the federal income tax laws as now in effect and as currently interpreted. This summary does not take into account possible changes in tax laws or interpretations thereof, after the date hereof, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary does not purport to address all aspects of the possible federal income tax consequences of the Reincorporation and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to Shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations regulated investment companies and foreign taxpayers). The summary does not address any consequence of the Reincorporation under any state, local, or foreign income and other tax laws. No ruling will be obtained from Internal Revenue Service regarding the federal income tax consequences to the Company or the Shareholders as a result of the Reincorporation.

         If approved by the Shareholders and effected, the Reincorporation will qualify as a "recapitalization," as described in Section 368(a)(1)(F) of the Code and the following consequences should generally result:

* no gain or loss should be recognized by the Shareholders, the Company or Dominix as a result of the Reincorporation;

* the aggregate tax basis of the Dominix common stock received by each Shareholder in the Reincorporation should be equal to the aggregate tax basis of the Common Stock surrendered by such Shareholder in exchange therefor; and

* the holding period of the Dominix common stock received by each Shareholder should include the period for which such Shareholder held the Common Stock surrendered in exchange therefor, provided that such Common Stock was held by such Shareholder as a capital asset as of the effective date of the Reincorporation.

         Each Shareholder is encouraged to consult its own tax advisor regarding the specific tax consequences of the Reincorporation to such Shareholder, including the application and effect of federal, state, local and foreign income, and other tax laws.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS.

         In order to effect the Reincorporation Proposal, the requisite number of Shareholders must approve the Merger Agreement. The approval of the Merger Agreement requires, under Section 7- 111-103 of the CBCA, and the Articles of Incorporation, that a quorum exist and that a majority of the Company's outstanding Common Stock vote in favor of the Reincorporation Proposal. The Board of Directors recommends that you vote "FOR" the Reincorporation Proposal. In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted.

                              STOCKHOLDER PROPOSALS

         Proposals of Shareholders intended to be included in the proxy materials and presented at the Annual Meeting of Shareholders to be held in 2001 must have been received by the Secretary of the Company, at 65 Broadway - 5th Floor, New York, New York 10006, by January 31, 2001. If such proposal was in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy.

         Proposals not submitted for inclusion in the proxy statement, and therefore not included in such, may be properly brought before an Annual Meeting by a Shareholder who has submitted such proposals on a timely basis and in the form and manner consistent with that specified under the Articles of Incorporation.

         For such notice to have been timely for the 2001 Annual Meeting, it must have been received by the Secretary of the Company, at 65 Broadway - 5th Floor, New York, New York 10006, by January 31, 2001.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Special Meeting other than those matters described in this Proxy Statement; however, if any other matters should properly come before the Special Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person or persons authorized to vote the proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ray Vahab
-------------
    Ray Vahab

Chief Executive Officer
and Chairman of the Board


June 26, 2000
New York, New York

                                     ANNEX I

                          PLAN AND AGREEMENT OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER (this "Merger Agreement") is made as
of July   , 2000, by and between Medical Management Systems, Inc., a Colorado corporation ("MMGS") and Dominix, Inc., a Delaware corporation ("Dominix") (MMGS and Dominix are hereinafter collectively sometimes referred to as the "Constituent Corporations").

WHEREAS, the authorized capital stock of MMGS consists of 40,000,000 shares of Common Stock, without par value;

WHEREAS, the authorized capital stock of Dominix consists of 20,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share; and

WHEREAS, the directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that MMGS merge with and into Dominix upon the terms and conditions provided herein.

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that MMGS shall merge with and into Dominix on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

1.1 Merger. MMGS shall be merged with and into Dominix (the "Merger"), effective
at 5:01 p.m., Eastern Standard Time, July   , 2000 (the "Effective Date") and
Dominix shall be the surviving corporation (the "Surviving Corporation").

1.2 Succession. On the Effective Date, Dominix will continue its separate corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of MMGS, except insofar as it may be continued by operation of law, shall be terminated and cease.

1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, and powers, both of a public and a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all rights, privileges, and powers of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges and powers, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the

Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their respective stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 Common Stock of MMGS and Dominix. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporation or their respective stockholders, (i) each share of Common Stock of MMGS issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Common Stock of Dominix, in each case fully paid and non-assessable, and (ii) the one share of Common Stock of Dominix which is issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of Common Stock MMGS shall be deemed for all purposes to evidence ownership of and to represent the shares of Dominix into which the shares of MMGS represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Dominix evidenced by such outstanding certificate as above provided.

1.6 Options. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of MMGS remain outstanding, then the Surviving Corporation will assume outstanding and unexercised portions of such options and such options, shall be changed and converted into options to purchase Common Stock of Dominix, such that an option to purchase one (1) share of Common Stock of MMGS shall be converted into an option to purchase one (1) share of Common Stock of Dominix. No other changes in the terms and conditions of such options will occur.

1.7 Purchase Rights. On the Effective Date, the Surviving Corporation will assume outstanding obligations of MMGS to issue Common Stock or other capital stock pursuant to contractual purchase rights granted by MMGS, and the outstanding and unexercised portions of all outstanding contractual rights to purchase Common Stock or other capital stock of MMGS shall be changed and converted into contractual rights to purchase Common Stock or other capital stock, respectively, of Dominix such that a contractual right to purchase one (1) share of Common Stock or other capital stock of MMGS shall be converted into a contractual right to purchase one (1)share of Common stock or other capital stock, respectively, of Dominix. No other changes in the terms and conditions of such contractual purchase rights will occur.

1.8 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligation of MMGS under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of Dominix in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Dominix in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

2.2 Directors. The directors of MMGS preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until expiration of their terms and until their successors are elected and qualified.

2.3 Officers. The officers of MMGS preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS

3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MMGS and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Dominix or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 Amendment. At any time before or after approval by the stockholders of MMGS, this Merger Agreement may be amended in any manner (except that, after the approval of this Merger Agreement by the stockholders of MMGS, the principal terms may not be amended without further approval of the stockholders of MMGS) as may be determined in the judgment of the respective Board of Directors of Dominix and MMGS to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the shareholders of MMGS in accordance with applicable provisions of the Colorado Business Corporation Act;

(b) MMGS, as sole stockholder of Dominix, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

(c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of MMGS to be material to consummation of the Merger shall have been obtained.

3.4 Abandonment or Deferral. Notwithstanding the approval of this Merger Agreement by the shareholders of MMGS and Dominix, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either MMGS or Dominix or both or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of MMGS or the Board of Directors of Dominix, such action would be in the best interests of such corporations. In the even of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or stockholders with respect thereto, except that MMGS shall pay all expenses incurred in connection with the Merger or in respect to this Merger Agreement or relating thereto.

3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of MMGS and the Board of Directors of Dominix, hereby is executed on behalf of each such corporation and attested to by a duly authorized officer thereof as of the date first above written.

Medical Management Systems, Inc.

By: ___________________
Dominix, Inc.
By: ___________________

                                    ANNEX II

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  DOMINIX,INC.

         The undersigned, being the sole director of Dominix, Inc., hereby certifies pursuant to Sections 241 and 245 of the General Corporation Law of the State of Delaware that:

         1.       The name of the corporation is Dominix,Inc.

         2. The Certificate of Incorporation was filed by the Secretary of State on June 1, 2000.

         3. The Corporation has not received any payment for its stock and no directors have been named the sole director have been named in the Certificate of Incorporation of the Corporation. The undersigned was elected the sole director of the Corporation by the Incorporator on June 1, 2000 and is the sole director of the Corporation.

         4. On June 8, 2000, the sole director (being a majority of the directors) adopted the following resolutions in writing to amend and restate the Certificate of Incorporation:

         RESOLVED, that pursuant to Sections 241 and 245 of the General Corporation Law of the State of Delaware, the Corporation's Certificate of Incorporation be amended and restated to be the following:

                                    ARTICLE I

         The name of the corporation is: DOMINIX, INC. (the "Corporation").

                                   ARTICLE II

         The purpose for which the Corporation is organized is the transaction of any or all lawful acts and activities for which corporations may be incorporated under the General Corporation Law of the State of Delaware.

                                   ARTICLE III

         The address, including street, number, city and county of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, County

+of New Castle and the name of the registered agent of the corporation in the State of Delaware at such address is The Company Corporation.

                                   ARTICLE IV

         The total number of shares of all classes of stock which the Corporation shall have authority to issue is Twenty Five Million (25,000,000) shares of which Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share, and Twenty Million (20,000,000) shall be Common Stock, par value $.001 per share. The voting power, designations, preferences and relative participating option or other special qualifications, limitations or restrictions are set forth hereinafter:

                  1.       Preferred Stock

                           (a) The Preferred Stock may be issued in one or more series, each of which shall be distinctively designated, shall rank equally and shall be identical in all respects except as otherwise provided in subarticle 1(b) of this Article FOURTH.

                           (b) Authority is hereby vested in the Board of Directors to issue from time to time the Preferred Stock of any series and to state in the resolution or resolutions providing for the issuance of shares of any series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the law of the State of Delaware in respect of the matters set forth in the following clauses (i) to (viii) inclusive;

                           (i) the number of shares to constitute such series, and the distinctive designations thereof;

                           (ii) the voting powers, full or limited, if any, of such series;

                           (iii) the rate of dividends payable on shares of such series, the conditions on which and the times when such dividends are payable, the preference to, or the relation to, the payment of the dividends payable on any other class, classes or series of stock, whether cumulative or non-cumulative and, if cumulative, the date from which dividends on shares of such series shall be cumulative;

                           (iv) the redemption price or prices, if any, and the terms and conditions on which shares of such series shall be redeemable;

                           (v) the requirement of any sinking fund or funds to be applied to the purchase or redemption of shares of such series and, if so, the amount of such fund or funds and the manner of application;

                           (vi) the rights of shares of such series upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

                           (vii) the rights, if any, of the holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class, classes or series of stock and the price or prices or the rates of exchange and the adjustments at which such shares shall be convertible or exchangeable, and any other terms and conditions of such conversion or exchange;

                           (viii) any other preferences and relative, participating, optional or other special rights of shares of such series, and qualifications, limitations or restrictions including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any qualifications, limitations or restrictions of rights or powers to which shares of any future series shall be subject.

                           (c) The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the votes of all classes of voting securities of the Corporation without a class vote of the Preferred Stock, or any series thereof, except as otherwise provided in the resolution or resolutions fixing the voting rights of any series of the Preferred Stock.

                           2.       Common Stock

                           (a) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph 1 of this Article FOURTH), if any, shall have been met and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of same as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph 1 of this Article FOURTH), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph 1 of this Article FOURTH, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                           (b) After distribution in full of the preferential amount (fixed in accordance with the Provisions of Paragraph 1 of this Article FOURTH), if any, to be distributed to the holders of Preferred Stock in the event of the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Common Stock shall, subject to the rights, if any, of the holders of Preferred Stock to participate therein (fixed in accordance with the provisions of Paragraph 1 of this Article FOURTH) be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                           (c) Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph 1 of this Article FOURTH, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the stockholders.

                  3.       OTHER PROVISIONS RELATED TO SHARES OF STOCK:

                           (a) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

                           (b) The powers and rights of Common Stock shall be subordinated to the powers, preferences and rights of the holders of Preferred Stock. The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph I of this Article 4 and the consent, by Class or series, vote or otherwise, of the holders of such of the series of are from time to time outstanding Preferred Stock as for the issuance by the Board of shall not be required Directors of any other series of rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph 1 of this Article FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

                           (c) subject to the provisions of subparagraph (b) of this Paragraph 3 of this Article FOURTH, shares of any series of Preferred Stock may be authorized or issued from time to time as the Board of Directors in its sole discretion shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors in its sole discretion.

                           (d) Shares of Common stock may be issued from time to time as the Board of Directors in its sole discretion shall determine and on such terms and for such consideration as shall be fixed by the board of Directors in its sole discretion.

                           (e) The authorized number of shares of Common Stock and of Preferred Stock Preferred Stock may be increased or decreased from time to time by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock of the corporation entitled to vote thereon.

                                    ARTICLE V

         The name and mailing address of the incorporator is as follows:

                                 David B. Clarke
                             The Company Corporation
                                1013 Centre Road
                           Wilmington, Delaware 19805

                                   ARTICLE VI

         The corporation is to have perpetual existence.

                                   ARTICLE VII

         To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Article VII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation at the time of such repeal or amendment.

                                  ARTICLE VIII

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another Corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article VIII. The right to indemnification under this Article VIII shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

                                   ARTICLE IX

         No contract or other transaction between the Corporation and any other corporation and no other acts of the Corporation with relation to any other corporation shall, in the absence of fraud, in any way be invalidated or otherwise affected by the fact that any one or more of the directors or officers of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director or officer of the Corporation individually, or any firm or association of which any director or officer may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that such person individually or as a member of such firm or association is such a party or is so interested shall be disclosed or shall have been known to the board of directors or a majority of such members thereof as shall be present at any meeting of the board of directors at which action upon any such contract or transaction shall be taken; and any director of the Corporation who is also a director or officer of such other corporation or who is such a party or so interested may be counted in determining the existence of a quorum at any meeting of the board of directors during which any such contract or transaction shall be authorized and may vote thereat to authorize any such contract or transaction, with like force and effect as if such person were not such a director or officer of such other corporation or not so interested. Any director of the Corporation may vote upon any contract or any other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that such person is also a director or officer of such subsidiary or affiliated corporation.

         Any contract, transaction or act of the Corporation or of the directors that shall be ratified at any annual meeting of the stockholders of the Corporation, or at any special meeting of the stockholders of the corporation, or at any special meeting called for such purpose, shall, insofar as permitted by law, be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify any such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or deprive the Corporation, its directors, officers or employees, of its or their right to proceed with such contract, transaction or act. Subject to any express agreement that may from time to time be in effect, any stockholder, director or officer of the Corporation may carry on and conduct in such person's own right and for such person's own personal account, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business that competes with the business of the Corporation and shall be free in all such capacities to make investments in any kind of property in which the Corporation may make investments.

                                    ARTICLE X

         Election of directors need not be by written ballot. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as otherwise provided by law.

                                   ARTICLE XI

         Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of or any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                   ARTICLE XII

         The original By-Laws of the Corporation shall be adopted by the incorporator. Thereafter, the power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors.

         IN WITNESS WHEREOF, THE UNDERSIGNED, being the sole director of the Corporation, does hereby execute this Amended and Restated Certificate of Incorporation, hereby declaring that this is his free act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of June, 2000.

Ray Vahab, Sole Director
65 Broadway 5th Floor
New York, New York 10006

                                    ANNEX III

                                     BYLAWS
                                       OF
                                  DOMINIX, INC.

                                    ARTICLE I
                                     OFFICES

Section 1.1 Registered Office. The registered office of the Company within the State of Delaware shall be located at either (i) the principal place of business of the Company in the State of Delaware or (ii) the office of the corporation or individual acting as the Company's registered agent in Delaware.

Section 1.2 Additional Offices. The Company may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and without the State of Delaware, as the Board of Directors of the Company (the "Board") may from time to time determine or as the business and affairs of the Company may require.

                                   ARTICLE II
                              STOCKHOLDERS MEETINGS

Section 2.1 Annual Meetings. Annual meetings of stockholders shall be held at a place and time on any weekday that is not a holiday and that is not more than 180 days after the end of the fiscal year of the Company as shall be designated by the Board and stated in the notice of the meeting, at which the stockholders shall elect the directors of the Company and transact such other business as may properly be brought before the meeting.

Section 2.2 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, (i) may be called by the chairman of the board or the president and (ii) shall be called by the president or secretary at the request in writing of a majority of the Board or stockholders owning capital stock of the Company representing at least 10% of all capital stock of the Company entitled to vote thereat. Such request of the Board or the stockholders shall state the purpose or purposes of the proposed meeting.

Section 2.3 Notices. Written notice of each stockholders meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote thereat by or at the direction of the officer calling such meeting not less than ten nor more than 60 days before the date of the meeting. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which said meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in said notice and any matters reasonably related thereto.

Section 2.4 Quorum. The presence at a stockholders meeting of the holders, present in person or represented by proxy, of capital stock of the Company representing a majority of the votes of all

                                     III - 1
capital stock of the Company entitled to vote thereat shall constitute a quorum at such meeting for the transaction of business except as otherwise provided by law, the certificate of incorporation or these Bylaws. If a quorum shall not be present or represented at any meeting of the stockholders, a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such reconvened meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the reconvened meeting, a notice of said meeting shall be given to each stockholder entitled to vote at said meeting. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.5 Voting of Shares.

Section 2.5.1 Voting Lists. The officer or agent who has charge of the stock ledger of the Company shall prepare, at least ten days and no more than 60 days before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at said meeting.

Section 2.5.2 Votes Per Share. Unless otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote in person or by proxy at every stockholders meeting for each share of capital stock held by such stockholder.

Section 2.5.3 Proxies. Every stockholder entitled to vote at a meeting or to express consent or dissent without a meeting or a stockholder's duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy. Each proxy shall be in writing, executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

Section 2.5.4 Required Vote. When a quorum is present at any meeting, the vote of the holders, present in person or represented by proxy, of capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat shall decide any question

                                     III - 2
brought before such meeting, unless the question is one upon which, by express provision of law or the certificate of incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.5.5 Consents in Lieu of Meeting. Any action required to be or that may be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt, written notice of the action taken by means of any such consent which is other than unanimous shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III
                                    DIRECTORS

Section 3.1 Powers. The business of the Company shall be managed by or under the direction of the Board, which may exercise all such powers of the Company and do all such lawful acts and things as are not by law, the certificate of incorporation or these Bylaws directed or required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

Section 3.2 Number. The number of directors constituting the Board shall never be less than one and shall be determined by resolution of the Board.

Section 3.3 Election. Directors shall be elected by the stockholders by plurality vote at an annual stockholders meeting as provided in the certificate of incorporation, except as hereinafter provided, and each director shall hold office until such director's successor has been duly elected and qualified or until such director's earlier resignation or removal.

Section 3.4 Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until their successors are duly elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by law. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships, or to replace the directors chosen by the directors then in office. No decrease in the size of the Board shall serve to shorten the term of an incumbent director.

Section 3.5 Removal. Unless otherwise restricted by law, the certificate of incorporation or these Bylaws, any director or the entire Board may be removed, with or without cause, by a majority vote

                                     III - 3
of the shares entitled to vote at an election of directors, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting.

Section 3.6 Compensation. Unless otherwise restricted by the certificate of incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV
                                 BOARD MEETINGS

Section 4.1 Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the stockholders meeting. No notice to the directors shall be necessary to legally convene this meeting, provided a quorum is present.

Section 4.2 Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times and places as shall from time to time be determined by resolution of the Board and communicated to all directors.

Section 4.3 Special Meetings. Special meetings of the Board (i) may be called by the chairman of the board or president and (ii) shall be called by the president or secretary on the written request of two directors or the sole director, as the case may be. Notice of each special meeting of the Board shall be given, either personally or as hereinafter provided, to each director at least 24 hours before the meeting if such notice is delivered personally or by means of telephone, telegram, telex or facsimile transmission and delivery; two days before the meeting if such notice is delivered by a recognized express delivery service; and three days before the meeting if such notice is delivered through the United States mail. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by law, the certificate of incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.

Section 4.4 Quorum; Required Vote. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law, the certificate of incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5 Consent In Lieu of Meeting. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the

                                     III - 4

Board or any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                    ARTICLE V
                             COMMITTEES OF DIRECTORS

Section 5.1 Establishment; Standing Committees. The Board may by resolution establish, name or dissolve one or more committees, each committee to consist of one or more of the directors. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. There shall exist the following standing committees, which committees shall have and may exercise the following powers and authority:

Section 5.1.1 Finance Committee. The Finance Committee shall from time to time meet to review the Company's consolidated operating and financial affairs, both with respect to the Company, and to report its findings and recommendations to the Board for final action. The Finance Committee shall not be empowered to approve any corporate action of whatever kind or nature, and the recommendations of the Finance Committee shall not be binding on the Board, except when, pursuant to the provisions of Section 5.2 hereof, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Finance Committee shall be determined by the Board by resolution.

Section 5.1.2 Audit Committee. The Audit Committee shall from time to time, but no less than two times per year, meet to review and monitor the financial and cost accounting practices and procedures of the Company and to report its findings and recommendations to the Board for final action. The Audit Committee shall not be empowered to approve any corporate action of whatever kind or nature, and the recommendations of the Audit Committee shall not be binding on the Board, except when, pursuant to the provisions of Section 5.2, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Audit Committee shall be determined by the Board by resolution.

Section 5.1.3 Compensation Committee. The Compensation Committee shall from time to time meet to review the various compensation plans, policies and practices of the Company and to report its findings and recommendations to the Board for final action. The Compensation Committee shall not be empowered to approve any corporate action of whatever kind or nature, and the recommendations of the Compensation Committee shall not be binding on the Board, except when, pursuant to the provisions of Section 5.2, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Compensation Committee shall be determined by the Board by resolution.

Section 5.2 Available Powers. Any committee established pursuant to Section 5.1 including the Finance Committee, the Audit Committee and the Compensation Committee, but only to the extent provided in the resolution of the Board establishing such committee or otherwise delegating specific power and authority to such committee and as limited by law, the certificate of incorporation and

                                     III - 5
these Bylaws, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it. Without limiting the foregoing, such committee may, but only to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law of the State of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company.

Section 5.3 Unavailable Powers. No committee of the Board shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (2) adopt, amend or repeal any provision in these Bylaws.

Section 5.4 Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

Section 5.5 Procedures. Time, place and notice, if any, of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members designated by the Board shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by law, the certificate of incorporation or these Bylaws. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

                                   ARTICLE VI
                                    OFFICERS

Section 6.1 Elected Officers. The Board shall elect a chairman of the Board, a president, a treasurer and a secretary (collectively, the "Required Officers") having the respective duties enumerated below and may elect such other officers having the titles and duties set forth below that are not reserved for the Required Officers or such other titles and duties as the Board may by resolution from time to time establish:

Section 6.1.1 Chairman of the Board. The chairman of the board, or in his or her absence, the president, shall preside when present at all meetings of the stockholders and the Board. The chairman of the board shall advise and counsel the president and other officers and shall exercise such powers and perform such duties as shall be assigned to or required of the chairman from time to time by the

                                     III - 6

Board or these Bylaws. The chairman of the board may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Company. The chairman of the board may delegate all or any of his or her powers or duties to the president, if and to the extent deemed by the chairman of the board to be desirable or appropriate.

Section 6.1.2 President. The president shall be the chief executive officer of the Company, shall have general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. In the absence of the chairman of the board or in the event of his or her inability or refusal to act, the president shall perform the duties and exercise the powers of the chairman of the board.

Section 6.1.3 Vice Presidents. In the absence of the president or in the event of the president's inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.1.4 Secretary. The secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record all the proceedings of such meetings in books to be kept for that purpose. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board or the president. The secretary shall have custody of the corporate seal of the Company and the secretary, or an assistant secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The Board may give general authority to any other officer to affix the seal of the Company and to attest the affixing thereof by his or her signature.

Section 6.1.5 Assistant Secretaries. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.1.6 Treasurer. Unless the Board by resolution otherwise provides, the treasurer shall be the chief accounting and financial officer of the Company. The treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the president and the Board, at its regular

                                     III - 7
meetings, or when the Board so requires, an account of all his or her transactions as treasurer and of the financial condition of the Company.

Section 6.1.7 Assistant Treasurers. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.1.8 Divisional Officers. Each division of the Company, if any, may have a president, secretary, treasurer or controller and one or more vice presidents, assistant secretaries, assistant treasurers and other assistant officers. Any number of such offices may be held by the same person. Such divisional officers will be appointed by, report to and serve at the pleasure of the Board and such other officers that the Board may place in authority over them. The officers of each division shall have such authority with respect to the business and affairs of that division as may be granted from time to time by the Board, and in the regular course of business of such division may sign contracts and other documents in the name of the division where so authorized; provided that in no case and under no circumstances shall an officer of one division have authority to bind any other division of the Company except as necessary in the pursuit of the normal and usual business of the division of which he or she is an officer.

Section 6.2 Election. All elected officers shall serve until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

Section 6.3 Appointed Officers. The Board may also appoint or delegate the power to appoint such other officers, assistant officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary, and the titles and duties of such appointed officers may be as described in Section 6.1 hereof for elected officers; provided that the officers and any officer possessing authority over or responsibility for any functions of the Board shall be elected officers.

Section 6.4 Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person, unless the certificate of incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware. Officers, such as the chairman of the board, possessing authority over or responsibility for any function of the Board must be directors.

Section 6.5 Compensation; Vacancies. The compensation of elected officers shall be set by the Board. The Board shall also fill any vacancy in an elected office. The compensation of appointed officers and the filling of vacancies in appointed offices may be delegated by the Board to the same extent as permitted by these Bylaws for the initial filling of such offices.

                                     III - 8

Section 6.6 Additional Powers and Duties. In addition to the foregoing especially enumerated powers and duties, the several elected and appointed officers of the Company shall perform such other duties and exercise such further powers as may be provided by law, the certificate of incorporation or these Bylaws or as the Board may from time to time determine or as may be assigned to them by any competent committee or superior officer.

Section 6.7 Removal. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board.

                                   ARTICLE VII
                               SHARE CERTIFICATES

Section 7.1 Entitlement to Certificates. Every holder of the capital stock of the Company, unless and to the extent the Board by resolution provides that any or all classes or series of stock shall be uncertificated, shall be entitled to have a certificate, in such form as is approved by the Board and conforms with applicable law, certifying the number of shares owned by such holder.

Section 7.2 Multiple Classes of Stock. If the Company shall be authorized to issue more than one class of capital stock or more than one series of any class, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall, unless the Board shall by resolution provide that such class or series of stock shall be uncertificated, be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificate may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

Section 7.3 Signatures. Each certificate representing capital stock of the Company shall be signed by or in the name of the Company by (i) the chairman of the board, the president or a vice president; and (ii) the treasurer, an assistant treasurer, the secretary or an assistant secretary of the Company. The signatures of the officers of the Company may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office before such certificate is issued, it may be issued by the Company with the same effect as if he or she held such office on the date of issue.

Section 7.4 Issuance and Payment. Subject to the provisions of law, the certificate of incorporation or these Bylaws, shares may be issued for such consideration and to such persons as the Board may determine from time to time. Shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate is issued.

Section 7.5 Lost Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost,

                                     III - 9
stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 7.6 Transfer of Stock. Upon surrender to the Company or its transfer agent, if any, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer and of the payment of all taxes applicable to the transfer of said shares, the Company shall be obligated to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books; provided, however, that the Company shall not be so obligated unless such transfer was made in compliance with applicable state and federal securities laws.

Section 7.7 Registered Stockholders. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, vote and be held liable for calls and assessments and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person other than such registered owner, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VIII
                                 INDEMNIFICATION

Section 8.1 General. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, have reasonable cause to believe that his or her conduct was unlawful.

Section 8.2 Actions by or in the Right of the Company. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed

                                    III - 10
action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.3 Indemnification Against Expenses. To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections
8.1 and 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

Section 8.4 Board Determinations. Any indemnification under Sections 8.1 and 8.2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such disinterested directors or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

Section 8.5 Advancement of Expenses. Expenses including attorneys' fees incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized by law or in this section. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate.

Section 8.6 Nonexclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall not be deemed exclusive of any other rights to which any director, officer, employee or agent of the Company seeking indemnification or advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another

                                    III - 11
capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.7 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of applicable statutes, the certificate of incorporation or this Article VIII.

Section 8.8 Certain Definitions. For purposes of this Section 8.8, (i) references to "the Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (ii) references to "other enterprises" shall include employee benefit plans; (iii) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and (iv) references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article VIII.

Section 8.9 Change in Governing Law. In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section to such law that limits indemnification rights thereunder, the Company shall, to the extent permitted by the General Corporation Law of the State of Delaware, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company), by reason of the fact that he or she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

                                    III - 12

                                   ARTICLE IX
                 INTERESTED DIRECTORS, OFFICERS AND STOCKHOLDERS

Section 9.1 Validity. Any contract or other transaction between the Company and any of its directors, officers or stockholders (or any corporation or firm in which any of them are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of such director, officer or stockholder at the meeting authorizing such contract or transaction, or his or her participation or vote in such meeting or authorization.

Section 9.2 Disclosure; Approval. The foregoing shall, however, apply only if the material facts of the relationship or the interests of each such director, officer or stockholder are known or disclosed:

(i) to the Board and it nevertheless in good faith authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or (ii) to the stockholders and they nevertheless in good faith authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes.

Section 9.3 Nonexclusive. This provision shall not be construed to invalidate any contract or transaction that would be valid in the absence of this provision.

                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.1 Place of Meetings. All stockholders, directors and committee meetings shall be held at such place or places, within or without the State of Delaware, as shall be designated from time to time by the Board or such committee and stated in the notices thereof. If no such place is so designated, said meetings shall be held at the principal business office of the Company.

Section 10.2 Fixing Record Dates. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than ten days prior to any such action. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date

                                    III - 13
for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is otherwise required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action. In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 10.3 Means of Giving Notice. Whenever under applicable law, the certificate of incorporation or these Bylaws, notice is required to be given to any director or stockholder, such notice may be given in writing and delivered personally, through the United States mail, by a recognized express delivery service (such as Federal Express) or by means of telegram, telex or facsimile transmission, addressed to such director or stockholder at his or her address or telex or facsimile transmission number, as the case may be, appearing on the records of the Company, with postage and fees thereon prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or with an express delivery service or when transmitted, as the case may be. Notice of any meeting of the Board may be given to a director by telephone and shall be deemed to be given when actually received by the director.

Section 10.4 Waiver of Notice. Whenever any notice is required to be given under applicable law, the certificate of incorporation or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be filed with the corporate records. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 10.5 Attendance via Communications Equipment. Unless otherwise restricted by applicable law, the certificate of incorporation or these Bylaws, members of the Board, any committee thereof or the stockholders may hold a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can effectively communicate with each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                    III - 14

Section 10.6 Dividends. Dividends on the capital stock of the Company, paid in cash, property or securities of the Company and as may be limited by applicable law and applicable provisions of the certificate of incorporation (if any), may be declared by the Board at any regular or special meeting.

Section 10.7 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board from time to time, in its absolute discretion, determines proper as a reserve or reserves to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the Company or for such other purpose as the Board shall determine to be in the best interest of the Company; and the Board may modify or abolish any such reserve in the manner in which it was created.

Section 10.8 Reports to Stockholders. The Board shall present at each annual meeting of stockholders, and at any special meeting of stockholders when called for by vote of the stockholders, a statement of the business and condition of the Company.

Section 10.9 Contracts and Negotiable Instruments. Except as otherwise provided by applicable law or these Bylaws, any contract or other instrument relative to the business of the Company may be executed and delivered in the name of the Company and on its behalf by the chairman of the Board or the president; and the Board may authorize any other officer or agent of the Company to enter into any contract or execute and deliver any contract in the name and on behalf of the Company, and such authority may be general or confined to specific instances as the Board may by resolution determine. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution (whether general or special) of the Board. Unless authorized so to do by these Bylaws or by the Board, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

Section 10.10 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board.

Section 10.11 Seal. The seal of the Company shall be in such form as shall from time to time be adopted by the Board. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 10.12 Books and Records. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders, Board and committees and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

Section 10.13 Resignation. Any director, committee member, officer or agent may resign by giving written notice to the chairman of the board, the president or the secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                    III - 15

Section 10.14 Surety Bonds. Such officers and agents of the Company (if any) as the president or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Company, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Company, in such amounts and by such surety companies as the president or the Board may determine. The premiums on such bonds shall be paid by the Company and the bonds so furnished shall be in the custody of the Secretary.

Section 10.15 Proxies in Respect of Securities of Other Corporations. The chairman of the Board, the president, any vice president or the secretary may from time to time appoint an attorney or attorneys or an agent or agents for the Company to exercise, in the name and on behalf of the Company, the powers and rights that the Company may have as the holder of stock or other securities in any other corporation to vote or consent in respect of such stock or other securities, and the chairman of the board, the president, any vice president or the secretary may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and the chairman of the board, the president, any vice president or the secretary may execute or cause to be executed, in the name and on behalf of the Company and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in order that the Company may exercise such powers and rights.

Section 10.16 Amendments. These Bylaws may be altered, amended, repealed or replaced by the stockholders, or by the Board when such power is conferred upon the Board by the certificate of incorporation, at any annual stockholders meeting or annual or regular meeting of the Board, or at any special meeting of the stockholders or of the Board if notice of such alteration, amendment, repeal or replacement is contained in the notice of such special meeting. If the power to adopt, amend, repeal or replace these Bylaws is conferred upon the Board by the certificate of incorporation, the power of the stockholders to so adopt, amend, repeal or replace these Bylaws shall not be divested or limited thereby.

                                    III - 16

                        MEDICAL MANAGEMENT SYSTEMS, INC.
                                 REVOCABLE PROXY
--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDICAL MANAGEMENT SYSTEMS, INC. FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY JULY 26, 2000 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         The undersigned shareholder of Medical Management Systems, Inc., a Colorado corporation (the "Company"), hereby appoints Ray Vahab or Zahra S. Yamani, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Company to be held on Wednesday, July 26, 2000 at 10:00 A.M., Eastern Standard Time, at the New York Marriott World Trade Center located at 3 World Trade Center, New York, New York 10048, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.


1. Proposal to approve the reincorporation of the Company by changing the state of incorporation from Colorado to Delaware by the adoption of a Plan and Agreement of Merger

FOR ____      AGAINST ____        ABSTAIN ____

2. In the discretion of the Proxies upon such other matters as may properly come before the meeting.

GRANTS AUTHORITY ________                WITHHOLDS AUTHORITY ________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK SERIES A PREFERRED STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

         The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

         Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

Dated: _________________ , 2000

Signature: _____________________________


Signature, if held jointly: _________________________

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     PC - 2